 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2021

IVERIC bio, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36080	20-8185347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Penn Plaza, Suite 2372
New York, NY 10001
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (212) 845-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ISEE	The Nasdaq Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

IVERIC bio, Inc. ("IVERIC") held its 2021 annual meeting of stockholders on May 19, 2021. The following is a summary of the matters voted on at that meeting.

(a)         IVERIC’s stockholders elected Dr. Mark Blumenkranz, Mr. Axel Bolte and Dr. Cal Roberts as Class II directors to serve until the 2024 annual meeting of stockholders, each such director to hold office until his successor has been duly elected and qualified. The results of the stockholders’ vote for the election of such Class II directors were as follows:

	For	Withheld	Broker Non-Votes
Mark S. Blumenkranz, M.D.	65,025,607	93,653	13,535,860
Axel Bolte	64,143,908	975,352	13,535,860
Calvin W. Roberts, M.D.	64,894,969	224,291	13,535,860

(b)         IVERIC’s stockholders approved a non-binding, advisory proposal on the compensation of IVERIC’s named executive officers, as described in the definitive proxy statement for the 2021 annual meeting of stockholders. The results of the stockholders’ vote for such matter were as follows:

For	Against	Abstain	Broker Non-Votes
61,109,562	3,960,247	49,451	13,535,860

(c)         IVERIC’s stockholders ratified the selection of Ernst & Young LLP as IVERIC’s independent registered public accounting firm for the current fiscal year. The results of the stockholders’ vote for such matter were as follows:

For	Against	Abstain	Broker Non-Votes
78,492,849	144,261	18,010	0

Item 8.01 Other Events
On May 19, 2021, IVERIC’s Board of Directors (the “Board”) appointed Dr. Adrienne L. Graves, PhD, as Chairman of the Board, effective as of the end of the day on May 19, 2021. Dr. Graves will serve as Chairman of the Board in accordance with IVERIC's Amended and Restated Bylaws until her successor is duly elected and qualified or until her earlier death, resignation or removal. In connection with assuming the Chairman role, Dr. Graves will no longer serve as Independent Lead Director. In accordance with IVERIC’s Non-Employee Director Compensation Policy (the “Policy”) the Board has provided that, effective July 1, 2021, Dr. Graves will be eligible to receive annual cash compensation in the amount of $35,000 for her service as Chairman. Through June 30, 2021, Dr. Graves will continue to receive a prorated portion of the annual cash compensation of $25,000 provided for under the Policy for her prior Independent Lead Director role.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVERIC bio, Inc.

Date: May 21, 2021	By:	/s/ David F. Carroll
David F. Carroll
Senior Vice President, Chief Financial Officer and Treasurer

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